UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2018

Date of reporting period: March 31, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2018, Causeway International Value Fund’s (the “Fund’s”) Institutional Class returned 1.12% and Investor Class returned 1.13% compared to the MSCI EAFE Index (Gross) (“Index”) return of 2.80%. Since the Fund’s inception on October 26, 2001, its average annual total returns are 7.81% for the Institutional Class and 7.56% for the Investor Class compared to the Index’s average annual total return of 6.73%. As of March 31, 2018, the Fund had net assets of $8.43 billion.

Performance Review

The global bull market of 2017 carried almost every country’s equity index to (or near) record highs to finish the year. Investors reacted positively to signs of improved global growth and US tax reform. However, despite continued equity market strength in January 2018, investor fears regarding increasingly hawkish central bank rhetoric and a potential trade war between the US and China dragged equities down in February and March 2018. The Economist’s poll of forecasters, March averages, indicated that US gross domestic product (“GDP”) growth remained healthy, increasing to a 2.8% annualized rate for 2018. A sustained low unemployment rate, elevated consumer confidence, and high business investment intentions have led to anticipation of more hawkish Federal Reserve (“Fed”) policy. Fed Chair Jerome Powell has indicated that he aims to avoid overheating the economy without derailing economic expansion. However, the announcement of US tariffs on Chinese imports (and vice versa) kicked off fears of a global trade war, threatening the health of both massive economies. Larger challenges loom should these protectionist policies have a damaging effect on broader global growth. In Europe, consumer confidence remained buoyant and the unemployment rate continued to decline. The European Central Bank remained cautious, but the removal of quantitative easing at the end of 2018 still seems likely based on gradually rising real GDP growth (expected GDP growth in the Eurozone increased to 2.5% annualized). The best performing markets in our investable universe in the six months ended March 31, 2018 included Singapore, Japan, Austria, Finland, and Hong Kong. The biggest laggards included Sweden, New Zealand, Spain, Ireland, and Switzerland. The best performing sectors in the Index were energy, information technology, and consumer discretionary, while telecommunication services, health care, and utilities were the worst performing Index sectors.

Fund holdings in the software & services, consumer durables & apparel, food beverage & tobacco, and capital goods industry groups, along with an overweight position in the telecommunication services industry group, detracted most from the Fund’s performance relative to the Index. Holdings in the banks, automobiles & components, and transportation industry groups, as well as an underweight position in the retailing and media industry groups, offset some of the underperformance. The biggest detractor from absolute return was enterprise infrastructure software company, Micro Focus International Plc (United Kingdom). Other notable detractors included pharmaceutical company, Takeda Pharmaceutical Co., Ltd. (Japan), mobile telecommunications operator, China Mobile Ltd. (Hong Kong), baked goods food producer, Aryzta AG (Switzerland), and internet services provider, Baidu (China). The largest contributor to absolute return was automobile manufacturer, Volkswagen AG (Germany). Additional top contributors included Japan Airlines Co., Ltd. (Japan), banking & financial services company, Barclays Plc (United Kingdom), construction & mining equipment manufacturer, Komatsu Ltd. (Japan), and oil & gas exploration company, CNOOC Ltd. (Hong Kong).

2	Causeway International Value Fund

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest decreases included construction & mining equipment manufacturer, Komatsu Ltd. (Japan), luxury goods manufacturer & retailer, Compagnie Financiere Richemont (Switzerland), electrical & electronic equipment manufacturer, Hitachi Ltd. (Japan), and energy management solutions company, Schneider Electric SE (France), and a full sale of oil & gas exploration company, CNOOC Ltd. (Hong Kong). Significant purchases included three new additions to the Fund: property & casualty insurer, Sompo Holdings, Inc. (Japan), jet engine manufacturer, Rolls-Royce Holdings Plc (United Kingdom), and flavors & fragrances ingredients manufacturer, Givaudan SA (Switzerland), along with increased positions in pharmaceutical company, Takeda Pharmaceutical Co., Ltd. (Japan) and industrial gas company, Linde AG (Germany).

Fund exposures to currencies, industries, and countries are a by-product of our bottom-up stock selection process. The Fund’s weights relative to the Index in the insurance, pharmaceuticals & biotechnology, and materials industry groups increased the most relative to the beginning of the period, while relative weights in the energy, capital goods, and consumer durables & apparel industry groups were the greatest decreases. As of March 31, 2018, the three largest industry group exposures from an absolute perspective for the Fund were to the pharmaceuticals & biotechnology, banks, and materials industry groups. From a regional perspective, the most notable weight changes relative to the Index included higher exposures to the United Kingdom, Germany, and Canada. The most significantly reduced relative country weights included France, Hong Kong, and Japan.

Investment Outlook

Idiosyncratic stock disappointments were primarily responsible for the Fund’s relative underperformance this period. For these laggard stocks, we believe our investment theses remain intact. We have made considerable progress lowering overall portfolio risk, as measured by forecast beta(1) and forecast volatility(2) relative to the benchmark. We are most interested in investment candidates engaged in restructuring their operations (“self-help”) in an effort to become more efficient and more profitable while maintaining financial strength. However, the process of management improving cost efficiencies and raising returns on capital can take longer than we (and market consensus) originally anticipated. We believe that our worst performing stock during the period has strong multi-year upside potential versus other Fund holdings. Micro Focus, the UK’s largest information technology company and a world leader in enterprise software, may require more time than we had expected to make its 2017 acquisition of Hewlett Packard Enterprise’s software business run smoothly. Also unsettling for investors was the unexpected departure of its new chief executive officer in March. While shareholders wait patiently for better results, the dividend yield on the stock is almost 7%. We believe that the free cash flow generation from the company’s software maintenance and licensing businesses should sustain the dividend payout. As for market headwinds, value — as a market risk factor and investment style — remained out of favor in the six month period. However, we are convinced that now is the time to emphasize value, as growth/momentum stocks have succumbed to price volatility, and central banks are reining in monetary liquidity. We expect that adhering to our process anchored in price discipline will serve shareholders well in the months and years ahead. Finally, in an environment of measured monetary tightening, dividend income should remain an important component of total return.

Causeway International Value Fund	3

We thank you for your continued confidence in Causeway International Value Fund.

March 31, 2018

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon
Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

(1) Forecast Beta – Beta is a measurement of sensitivity to the benchmark index. Forecast beta is derived from holdings-based fund-level risk exposures, the historical covariance matrix of the risk factor returns, and idiosyncratic risk estimates.

(2) Forecast Volatility – Predicted fund level volatility (or annualized standard deviation of returns) is derived from holdings-based fund-level risk exposures, the historical covariance matrix of the risk factor returns, and idiosyncratic risk estimates.

Dividend yield – Is a financial ratio the shows how much a company pays out in dividends each year relative to its share price. A company may reduce or eliminate its dividend, causing the Fund to earn less income.

4	Causeway International Value Fund

March 31, 2018
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Institutional Class	13.49%	4.55%	6.49%	3.75%	7.81%
Investor Class	13.32%	4.34%	6.26%	3.52%	7.56%
MSCI EAFE Index (Gross)	15.32%	6.05%	6.98%	3.23%	6.73%

Inception is October 26, 2001. The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 25, 2018 prospectus, the Fund’s gross ratios of expenses in relation to average net assets were 0.89% and 1.14% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI EAFE Index (Gross) is an arithmetical average weighted by market value of the performance of approximately 1,000 non-U.S. companies representing 21 stock markets in Europe, Australasia and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

March 31, 2018 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
COMMON STOCK
Canada — 7.7%
Canadian Imperial Bank of Commerce	225,782	$19,929
Canadian Pacific Railway Ltd.	955,643	168,527
Encana Corp.	15,939,680	175,314
Gildan Activewear Inc.	3,513,772	101,484
Manulife Financial Corp.	10,186,690	189,130

		654,384

China — 2.1%
Baidu Inc. ADR[1]	791,200	176,588

France — 4.4%
BNP Paribas SA	1,230,327	91,242
Engie SA	5,366,859	89,619
Schneider Electric SE1	2,183,965	192,323

		373,184

Germany — 7.3%
BASF SE	2,096,073	212,578
Linde AG	1,217,030	257,170
SAP SE	1,398,618	146,830

		616,578

Hong Kong — 3.5%
China Merchants Port Holdings Co. Ltd.	19,971,568	44,378
China Mobile Ltd.	25,844,339	236,874
Sinopharm Group Co. Ltd., Class H	2,537,200	12,705

		293,957

Italy — 2.4%
UniCredit SpA[1]	9,687,315	202,476

Japan — 13.2%
East Japan Railway Co.	2,155,600	201,535
Hitachi Ltd.	2,796,000	20,365

The accompanying notes are an integral part of the financial statements.

6	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
Japan — (continued)
Japan Airlines Co. Ltd.	5,160,200	$210,104
KDDI Corp.	8,565,500	220,600
Komatsu Ltd.	302,000	10,117
Sompo Holdings Inc.	3,044,400	122,668
Sumitomo Mitsui Financial Group Inc.	2,437,900	103,426
Takeda Pharmaceutical Co. Ltd.	4,547,000	221,717

		1,110,532

Netherlands — 2.7%
Akzo Nobel NV	2,068,268	195,416
ING Groep NV	2,160,699	36,462

		231,878

South Korea — 3.7%
Samsung Electronics Co. Ltd.	60,890	142,268
SK Telecom Co. Ltd.	771,565	167,304

		309,572

Spain — 0.8%
CaixaBank SA	10,930,438	52,113
Red Electrica Corp. SA	955,973	19,733

		71,846

Sweden — 0.6%
Alfa Laval AB	1,982,150	46,973

Switzerland — 10.8%
ABB Ltd.	8,905,823	211,764
Aryzta AG1	2,747,597	61,196
Cie Financiere Richemont SA	947,831	85,174
Givaudan SA	33,852	77,228
Novartis AG	2,579,319	208,618
Roche Holding AG	751,689	172,435
Zurich Insurance Group AG	296,814	97,908

		914,323

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
United Kingdom — 33.5%
AstraZeneca PLC	3,024,928	$207,937
Aviva PLC	28,326,154	197,690
Balfour Beatty PLC	22,454,546	84,393
Barclays PLC	92,997,309	271,747
BHP Billiton PLC	4,082,153	80,676
BP PLC	36,338,294	245,105
British American Tobacco PLC	4,954,794	286,421
Carnival PLC	1,245,291	80,151
Cobham PLC[1]	65,043,605	112,083
Diageo PLC	2,619,074	88,576
GlaxoSmithKline PLC	11,912,192	231,347
Johnson Matthey PLC	197,076	8,408
Lloyds Banking Group PLC	109,903,578	99,971
Micro Focus International PLC	2,870,424	40,081
Prudential PLC	7,070,611	176,685
Rolls-Royce Group PLC	7,457,632	91,178
Royal Dutch Shell PLC, Class B	7,242,715	233,059
SSE PLC	9,061,461	162,556
Vodafone Group PLC	47,066,375	128,775

		2,826,839

Total Common Stock
(Cost $7,268,905) — 92.7%		7,829,130

PREFERRED STOCK
Germany — 4.3%
Volkswagen AG	1,839,789	366,696

Total Preferred Stock
(Cost $283,546) — 4.3%		366,696

The accompanying notes are an integral part of the financial statements.

8	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2018 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
SHORT-TERM INVESTMENT
Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 1.550%**	174,140,577	$174,141

Total Short-Term Investment
(Cost $174,141) — 2.1%		174,141

Total Investments — 99.1%
(Cost $7,726,592)		8,369,967

Other Assets in Excess of Liabilities — 0.9%		71,864

Net Assets — 100.0%		$8,441,831

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2018.
1	Non-income producing security.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	9

SECTOR DIVERSIFICATION

As of March 31, 2018, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	Common Stock	Preferred Stock	% of Net Assets

Financials	19.7%	0.0%	19.7%

Industrials	16.3	0.0	16.3

Health Care	12.5	0.0	12.5

Consumer Discretionary	6.2	4.3	10.5

Energy	10.2	0.0	10.2

Telecommunication Services	8.9	0.0	8.9

Information Technology	6.2	0.0	6.2

Consumer Staples	5.2	0.0	5.2

Materials	4.3	0.0	4.3

Utilities	3.2	0.0	3.2

Total	92.7	4.3	97.0

Short-Term Investment			2.1

Other Assets in Excess of Liabilities			0.9

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

10	Causeway International Value Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

3/31/18
ASSETS:
Investments at Value (Cost $7,726,592)	$8,369,967
Cash	2,246
Receivable for Dividends	34,539
Receivable for Tax Reclaims	26,188
Receivable for Investment Securities Sold	25,631
Receivable for Fund Shares Sold	11,929
Prepaid Expenses	132

Total Assets	8,470,632

LIABILITIES:
Payable for Investment Securities Purchased	20,986
Payable Due to Adviser	5,751
Payable for Fund Shares Redeemed	750
Foreign Currency Payable (Cost $205)	205
Payable Due to Administrator	192
Payable for Shareholder Service Fees — Investor Class	179
Payable for Trustees’ Fees	76
Unrealized Depreciation on Spot Foreign Currency Contracts	26
Other Accrued Expenses	636

Total Liabilities	28,801

Net Assets	$8,441,831

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$7,985,688
Undistributed Net Investment Income	44,907
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(233,050)
Net Unrealized Appreciation on Investments	643,375
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	911

Net Assets	$8,441,831

Net Asset Value Per Share (based on net assets of $7,754,475,210 ÷ 465,410,929 shares) — Institutional Class	$16.66

Net Asset Value Per Share (based on net assets of $687,355,346 ÷ 41,556,792 shares) — Investor Class	$16.54

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	11

STATEMENT OF OPERATIONS (000)

(Unaudited)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/01/17 to 3/31/18
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $9,449)	$100,873

Total Investment Income	100,873

EXPENSES:
Investment Advisory Fees	34,071
Custodian Fees	1,161
Administration Fees	1,146
Transfer Agent Fees	486
Printing Fees	182
Professional Fees	148
Trustees’ Fees	144
Registration Fees	82
Pricing Fees	19
Shareholder Service Fees — Investor Class	(110	)(1)
Other Fees	134

Total Expenses	37,463

Net Investment Income	63,410

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	203,799
Net Realized Loss from Foreign Currency Transactions	(38)
Net Change in Unrealized Depreciation on Investments	(178,097)
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	818

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	26,482

Net Increase in Net Assets Resulting from Operations	$89,892

(1)	Fees have been reduced by a one-time adjustment as a result of a management change in accrual estimate in the amount of $1,053. Excluding the adjustment, shareholder service fees would have been $943.

The accompanying notes are an integral part of the financial statements.

12	Causeway International Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/01/17 to 3/31/18 (Unaudited)	10/01/16 to 9/30/17 (Audited)
OPERATIONS:
Net Investment Income	$63,410	$145,036
Net Realized Gain on Investments	203,799	73,219
Net Realized Gain (Loss) from Foreign Currency Transactions	(38)	185
Net Change in Unrealized Appreciation (Depreciation) on Investments	(178,097)	1,135,998
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	818	473

Net Increase in Net Assets Resulting From Operations	89,892	1,354,911

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(141,801)	(104,829)
Investor Class	(12,841)	(11,049)

Total Dividends from Net Investment Income	(154,642)	(115,878)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	240,997	723,648
Redemption Fees(2)	64	104

Total Increase in Net Assets	176,311	1,962,785

NET ASSETS:
Beginning of Period	8,265,520	6,302,735

End of Period	$8,441,831	$8,265,520

Undistributed Net Investment Income	$44,907	$136,139

(1)	See Note 7 in Notes to Financial Statements.
(2)	See Note 2 in Notes to Financial Statements.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	13

FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2018 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL VALUE FUND†
Institutional
2018(1)	16.78	0.13	0.07	0.20	(0.32)	—	(0.32)	—	(2)
2017	14.08	0.32	2.65	2.97	(0.27)	—	(0.27)	—	(2)
2016	13.96	0.28	0.12 (3)	0.40	(0.28)	—	(0.28)	—	(2)
2015	15.95	0.27	(1.88)	(1.61)	(0.38)	—	(0.38)	—	(2)
2014	15.35	0.47	0.29	0.76	(0.16)	—	(0.16)	—
2013	12.60	0.29	2.74	3.03	(0.28)	—	(0.28)	—
Investor
2018(1)	16.64	0.12	0.08	0.20	(0.30)	—	(0.30)	—	(2)
2017	13.96	0.28	2.63	2.91	(0.23)	—	(0.23)	—	(2)
2016	13.84	0.25	0.11	0.36	(0.24)	—	(0.24)	—	(2)
2015	15.81	0.23	(1.86)	(1.63)	(0.34)	—	(0.34)	—	(2)
2014	15.23	0.41	0.30	0.71	(0.13)	—	(0.13)	—
2013	12.51	0.25	2.72	2.97	(0.25)	—	(0.25)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(3)	The amount shown for the year ended September 30, 2016, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
(4)	The ratio of expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Excluding the adjustment, the annualized ratio of expenses to average net assets would have been 1.13%.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

16.66	1.12	7,754,475	0.88		1.49	15
16.78	21.51	7,475,373	0.89		2.16	35
14.08	2.80	5,592,874	0.91		2.03	41
13.96	(10.26)	5,793,454	0.90		1.76	28
15.95	5.00	5,734,313	0.91		2.89	27
15.35	24.38	2,497,378	0.95		2.07	22

16.54	1.13	687,356	0.85	(4)	1.46	15
16.64	21.22	790,147	1.14		1.90	35
13.96	2.56	709,861	1.16		1.82	41
13.84	(10.46)	839,582	1.15		1.48	28
15.81	4.69	950,986	1.16		2.55	27
15.23	24.07	649,169	1.20		1.84	22

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

16	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar asset or liability in active markets, quoted prices for identical or similar asset or liability in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2018 (000):

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Canada	$654,384	$—	$—	$654,384
China	176,588	—	—	176,588
France	—	373,184	—	373,184
Germany	—	616,578	—	616,578
Hong Kong	12,705	281,252	—	293,957
Italy	—	202,476	—	202,476
Japan	—	1,110,532	—	1,110,532
Netherlands	—	231,878	—	231,878
South Korea	—	309,572	—	309,572
Spain	—	71,846	—	71,846
Sweden	—	46,973	—	46,973
Switzerland	—	914,323	—	914,323
United Kingdom	—	2,826,839	—	2,826,839

Total Common Stock	843,677	6,985,453	—	7,829,130

Preferred Stock	—	366,696	—	366,696

Short-Term Investment	174,141	—	—	174,141

Total Investments in Securities	$1,017,818	$7,352,149	$—	$8,369,967

†

Holdings represent securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading. Securities with a value of $6,775,764 (000), which represented 80.3% of the net

Causeway International Value Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

assets of the Fund, transferred from Level 1 to Level 2 since the prior fiscal year end primarily due to market movements following the close of local trading that triggered fair valuation at the end of the period.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the six months ended March 31, 2018, no securities transferred in or out of Level 3. Transfers between levels are recognized at period end.

For the six months ended March 31, 2018, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to

18	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2018, the Institutional Class and Investor Class retained $52,925 and $11,048 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2018, the Fund received commission recapture payments of $80,775.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2019 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of

Causeway International Value Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the six months ended March 31, 2018.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2018, the Investor Class paid 0.00% of average daily net assets under this plan. (See Statement of Operations — Shareholder Service Fees — Investor Class, Note 1.)

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2018, approximately $4.781 million of the net assets were held by investors affiliated with the adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments,

during the six months ended March 31, 2018, for the Fund were as follows:

Purchases (000)	Sales (000)
$1,397,537	$1,274,052

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

20	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows (000):

	Ordinary Income	Total
2017	$115,878	$115,878
2016	131,940	131,940

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$136,503
Capital Loss Carryforwards	(393,732)
Unrealized Appreciation	778,101
Other Temporary Differences	21

Total Distributable Earnings	$520,893

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. The following summarizes the pre-enactment capital loss carryforwards as of September 30, 2017 (000):

Expiring in Fiscal Year	Amount
2018	$74,556

Total pre-enactment capital loss carryforwards	$74,556

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward are as follows (000):

Short-Term post-enactment Loss	Long-Term post-enactment Loss	Total*
$119,653	$199,523	$319,176

*	This table should be used in conjunction with the pre-enactment capital loss carryforwards table.

At March 31, 2018, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$7,770,033	$960,008	$(360,074)	$599,934

Causeway International Value Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2018 (Unaudited)		Fiscal Year Ended September 30, 2017 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	61,703	$1,055,153	140,914	$2,148,094
Shares Issued in Reinvestment of Dividends and Distributions	7,467	128,098	6,847	94,769
Shares Redeemed	(49,244)	(841,244)	(99,403)	(1,469,921)

Increase in Shares Outstanding Derived from Institutional Class Transactions	19,926	342,007	48,358	772,942

Investor Class
Shares Sold	3,945	67,213	8,572	124,389
Shares Issued in Reinvestment of Dividends and Distributions	742	12,645	777	10,681
Shares Redeemed	(10,613)	(180,804)	(12,698)	(184,364)

Decrease in Shares Outstanding Derived from Investor Class Transactions	(5,926)	(100,946)	(3,349)	(49,294)

Net Increase in Shares Outstanding from Capital Share Transactions	14,000	$241,061	45,009	$723,648

8.	Significant Shareholder Concentration

As of March 31, 2018, two of the Fund’s shareholders of record owned 43% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

22	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway International Value Fund	23

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2017 to March 31, 2018).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

24	Causeway International Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/17	Ending Account Value 03/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,011.20	0.88%	$4.41

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.54	0.88%	$4.43
Causeway International Value Fund

Actual Portfolio Return
Investor Class**	$1,000.00	$1,011.30	0.85%	$4.26

Hypothetical 5% Return
Investor Class**	$1,000.00	$1,020.69	0.85%	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	The ratio of expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Excluding the adjustment, the annualized ratio of expenses to average net assets would have been 1.13%, ending account values would have been $1,011.30 and $1,019.30 for actual and hypothetical returns, respectively, and expenses paid during the period would have been $5.67 and $5.69 for actual and hypothetical returns, respectively.

Causeway International Value Fund	25

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-003-1100

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has not been any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2018

By	/s/ Eric Kleinschmidt, Treasurer
Eric Kleinschmidt, Treasurer

Date: June 8, 2018